Income taxes	12 Months Ended
Mar. 31, 2020
Income Tax [Abstract]
Income taxes
16. Income taxes:
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2018, 2019 and 2020.

	Millions of yen
	Year ended March 31
	2018	2019	2020
Current:
Domestic	¥35,018	¥26,725	¥42,099
Foreign	8,589	8,720	10,706

Subtotal	43,607	35,445	52,805

Deferred:
Domestic	64,340	28,183	(23,512)
Foreign	(4,081)	(6,618)	(399)

Subtotal	60,259	21,565	(23,911)

Total	¥103,866	¥57,010	¥28,894

The income tax benefit recognized from operating losses for the years ended March 31, 2018, 2019 and 2020 was ¥4,653 million, ¥246 million and ¥1,195 million, respectively, which is included within deferred income tax expense above.
The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax.
The
effective statutory tax rate applicable to Nomura in Japan
was
approximately 31%
 as of March 31, 2018, March 31, 2019 and March 31, 2020.
On March 27, 2020, the “Act to partially revise the Income Tax Act and Others ”(Act No.8 of 2020) was enacted, effective for fiscal years beginning on or after April 1, 2022. As a result of the Act, the existing Consolidated Taxation system in Japan will be replaced with the Group Tax Sharing system. The Company does not expect any significant impact on its net deferred tax liabilities on adoption of the Act.
On December 22, 2017, the Tax Cuts and Jobs Act (“the Act”) was enacted in the United States which significantly changes U.S. income tax law, including reducing the U.S. federal corporate income tax rate to 21%, broadening the U.S. tax base, introducing a territorial tax system and one time repatriation tax on U.S. entities for previously deferred earnings of
non-U.S.
investees, allowing full expensing of certain property assets and imposing certain additional taxes on payments made from U.S. entities to foreign related parties. As a result, Nomura recognized a reduction of ¥2,776 million in deferred tax liabilities and deferred tax expense during the fiscal year ended March 31, 2018. As a result of finalizing calculations around the impact from changes in certain assumptions and interpretations made by Nomura, certain actions to be taken by Nomura and additional guidance released by the U.S. tax authorities and other bodies after April 1, 2018, Nomura did not make any material adjustments to this estimate during the fiscal year ended March 31, 2019.
Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.
The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2018, 2019 and 2020. The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of
Income (loss) before income taxes
. For the years ended March 31, 2018 and 2020, where Nomura recognized
Income before income taxes
for the years, reconciling items which increase
Income tax expense
and therefore increase Nomura’s effective tax rate are shown as positive amounts. Conversely, reconciling items which reduce
Income tax expense
and reduce Nomura’s effective tax rate are shown as negative amounts. For the year ended March 31, 2019, Nomura recognized
Loss before income taxes
and consequently, reconciling items shown in the table which increase
Income tax expense
are presented as negative amounts and reconciling items which reduce
Income tax expense
are presented as positive amounts.

	Year ended March 31
	2018	2019	2020
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances	(22.8)	(58.3)	(0.3)
Additional taxable income	0.1	(2.9)	0.6
Non-deductible expenses (1)	1.9	(110.3)	2.9
Non-taxable income (2)	(3.6)	16.8	(23.5)
Dividends from foreign subsidiaries	0.0	0.0	0.1
Tax effect of undistributed earnings of foreign subsidiaries	0.0	(2.8)	0.2
Different tax rate applicable to income (loss) of foreign subsidiaries	0.8	(19.8)	(0.9)
Effect of changes in foreign tax laws	23.5	0.5	(0.9)
Effect of changes in domestic tax laws	—	—	—
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	1.7	5.4	(0.1)
Other	(0.9)	(10.8)	2.5

Effective tax rate	31.7%	(151.2)%	11.6%

(1)
Non-deductible expenses
during the year ended March 31, 2019 included approximately ¥21 billion relating to goodwill impairment losses (which increased Nomura’s effective tax rate by 56.3%) and approximately ¥13 billion relating to litigation provisions and settlements (which increased Nomura’s effective tax rate by 34.0%).
(2)
Non-taxable income
during the year ended March 31, 2020 includes approximately
¥53
billion of the tax effect from non-taxable dividend income from affiliated Nomura companies, including deemed dividend, (which decreased Nomura’s effective tax rate by
21.2%
)
.
The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2019 and 2020, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2019	2020
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥20,008	¥19,932
Investments in subsidiaries and affiliates	25,243	1,209
Valuation of financial instruments	71,806	77,054
Accrued pension and severance costs	29,711	24,356
Other accrued expenses and provisions	44,803	51,566
Operating losses	369,286	308,504
Lease liabilities	—	47,680
Other	9,213	9,394

Gross deferred tax assets	570,070	539,695
Less — Valuation allowances	(444,916)	(388,411)

Total deferred tax assets	125,154	151,284

Deferred tax liabilities
Investments in subsidiaries and affiliates	133,936	89,630
Valuation of financial instruments	41,770	52,780
Undistributed earnings of foreign subsidiaries	2,039	2,423
Valuation of fixed assets	10,109	9,497
Right-of-use assets	—	47,438
Other	6,843	2,992

Total deferred tax liabilities	194,697	204,760

Net deferred tax assets (liabilities)	¥(69,543)	¥(53,476)

After offsetting deferred tax assets and liabilities which

relate to the same
tax-paying
component within a particular tax jurisdiction, net deferred tax assets reported within
Other assets—Other
in the consolidated balance sheets were ¥15,026 million and ¥13,431 million as of March 31, 2019 and 2020, respectively and net deferred tax liabilities reported within
Other liabilities
in the consolidated balance sheets were ¥84,569 million and ¥66,907 million as of March 31, 2019 and 2020, respectively.
As of March 31, 2020, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥19,171 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.
The following table presents changes in total valuation allowances established against deferred tax assets for the years ended March 31, 2018, 2019 and 2020.

	Millions of yen
	Year ended March 31
	2018		2019		2020
Balance at beginning of year	¥519,492		¥422,280		¥444,916
Net change during the year	(97,212	) (1)	22,636	(2)	(56,505	) (3)

Balance at end of year	¥422,280		¥444,916		¥388,411

(1)	Primarily includes a reduction of ¥80,459 million of valuation allowances of certain foreign subsidiaries mainly due to changes in tax laws in the U.S., an increase of ¥17,340 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards, and a reduction of ¥34,093 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets. In total, ¥97,212 million of allowances decreased for the year ended March 31, 2018.
(2)	Primarily includes an increase of ¥11,843 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, partially offset by a decrease of valuation allowances related to accrued expenses and provisions, an increase of ¥6,265 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards recognized in the current year, an increase of ¥14,976 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets, and a reduction of ¥10,448 million of valuation allowances related to expiration of operating loss carryforwards. In total, ¥22,636 million of allowances increased for the year ended March 31, 2019.
(3)	Primarily includes a reduction of ¥59,330 million of valuation allowances of certain foreign subsidiaries mainly by expiration
of loss carryforwards, an increase of ¥11,462 million of valuation allowances mainly due to a decrease of Valuation of financial instruments,
and
a
r
eduction of ¥8,637
million
related to Japanese subsidiaries and the Company mainly by utilization of loss carryforwards. In total, ¥56,505 million of allowances decreased for the year ended March 31, 2020.
As of March 31, 2020, total operating loss carryforwards were ¥1,770,629 million, which included ¥511,293 million relating to the Company and domestic subsidiaries, ¥548,544 million relating to foreign subsidiaries in the United Kingdom, ¥416,254 million relating to foreign subsidiaries in the United States, ¥225,108 million relating to foreign subsidiaries in Hong Kong, and ¥69,430 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥901,463 million can be carried forward indefinitely, ¥728,859 million expires by March 31, 2029 and ¥140,307 million expires in later fiscal years.
In determining the amount of valuation allowances to be established as of March 31, 2020, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries. In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provided the most verifiable negative evidence available and outweigh positive evidence.
While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2018, 2019 and 2020. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.
The determination of whether deferred tax assets will be realized, and therefore whether a valuation allowance is required, is inherently subjective and often requires management judgment around the future profitability of Nomura entities, an interpretation of tax rules by courts and regulatory authorities and tax examinations by taxing authorities, and the appropriate weighting of positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize deferred tax assets in the relevant tax jurisdiction. Although estimating future taxable income was increasingly subjective due to uncertainty in future profitability of Nomura as a result of the COVID-19 pandemic, it did not result in a significant impact on the determination of realization of deferred tax assets as of March 31, 2020.
The total amount of unrecognized tax benefits was not significant as of March 31, 2018, 2019 and 2020. There were also no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2018, 2019 and 2020. Nomura is under continuous examination by the Japanese National Tax Agency and other taxing authorities in the major jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2020. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.
Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2020. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2015	(1)
United Kingdom	2016
United States	2017

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2014 .